EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory A. Serrao, Chairman, President and Chief Executive Officer, of American Dental Partners, Inc. (the “Company”), certify, pursuant to Section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory A. Serrao
Gregory A. Serrao, Chairman, President and Chief Executive Officer
May 9, 2006